UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

ASSET ALLOCATION PORTFOLIOS	Annual Report December 31, 2007

Strategies designed to provide a complete investment program in a single investment and capitalize on the benefits of asset allocation.

Goldman Sachs Asset Allocation Portfolios

■	GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

■	GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Asset Allocation Portfolios
TABLE OF CONTENTS

Principal Investment Strategies and Risks	2
Investment Process	4
Letters to Shareholders and Performance Summaries	5
Schedules of Investments	27
Financial Statements	34
Notes to the Financial Statements	40
Financial Highlights	58
Report of Independent Registered Public Accounting Firm	70
Other Information	71

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Principal Investment Strategies and Risks

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest more than 25% of its assets in the Goldman Sachs Short Duration Government Fund, and a relatively significant percentage of its assets in the Goldman Sachs Global Income, Goldman Sachs High Yield, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.
The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.
The Growth Strategy Portfolio invests primarily in a blend of affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.
The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated underlying equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest more than 25% of its assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund, and a significant percentage of its assets in the Goldman Sachs U.S. Mortgages, Goldman Sachs High Yield and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.
The Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds which are considered to invest in satellite asset classes (“underlying funds”). Satellite asset classes have low correlations to traditional market exposures such as large cap equities and investment grade fixed income. The Portfolio expects to invest relatively significant percentages in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets (including REITs); political, economic and currency risks of non-U.S. investments; and the volatility of investments in commodities. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
What Differentiates Goldman Sachs’
Approach to Asset Allocation?
We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■ Goldman Sachs’ Quantitative Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 75 professionals with significant academic and practitioner experience and manages more than $97.1 billion in assets as of December 31, 2007 for institutional, high net worth and individual investors.

■ Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Strategy. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

                                                          Quantitative Strategies Team
Each asset allocation portfolio represents a diversified global portfolio on the efficient frontier. The portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

                                                          Quantitative Strategies Team
For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are most attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

                                                     Mutual Fund Portfolio Management Teams
Each portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PERFORMANCE OVERVIEW
Asset Allocation Portfolios
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Asset Allocation Portfolios (individually, the “Portfolio,” and collectively, the “Portfolios”) for the one-year period ended December 31, 2007.
  Asset Allocation

Overall, the various Portfolios invest their assets in a strategic mix of underlying equity and fixed income funds. Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity portion of the various Portfolios inline with our long-term target weights. During the rest of the year, we allow these strategic targets to shift with their respective market returns but we continue to adjust our tactical allocations to reflect our views. We adjust the overall asset allocation each quarter based on current market conditions and our economic and market forecasts. By reallocating the Portfolios on a quarterly basis, we seek to enhance performance over the long term.
  Regional and Sector Preferences

■	Asset Class Selection — Our quantitative models preferred international assets throughout 2007. We favored foreign stocks over U.S. stocks and strongly preferred international bonds over U.S. bonds. Our asset class timing decision, which tactically positions our exposure to stocks, bonds and cash, was one of our most significant tactical decisions. Throughout the year, we held a negative view on bonds and positive view on stocks. However in the fourth quarter, we moderated the strength of our views in response to increased market risk. In August, investors reduced their risk exposure by liquidating positions, and the market saw a general flight to quality toward the end of the year.

In our equity style and size allocation models, we had a moderate bias toward U.S. growth stocks because we believed that they offered greater potential returns for the risk taken. In addition, we consider that they were relatively undervalued. During the first quarter of 2007, favorable corporate financing conditions led us to overweight small-cap stocks. We shifted to an underweight during the second quarter in anticipation of increased market risk, and maintained our overweight to large-cap stocks for the remainder of the year.

In the fixed income sector, we were overweight high yield issues during the first quarter of 2007. As market risk increased during the second and third quarters, we reduced our position and moved to overweight investment grade bonds. Although high yield bonds have historically offered greater returns, they also have higher levels of default risk. Given the increasing market uncertainty, we did not believe the premium they offered provided adequate compensation.

A number of factors drove our increasingly bullish view on emerging markets this year. At the beginning of the period, we found that the emerging markets offered greater long-term value than the more developed markets. However, toward the end of the year, market momentum was the principal reason for our increasingly overweight position.

■	Equities — During most of 2007, we held a modest overweight in international equities relative to U.S. equities. However, in the first quarter, we substantially increased our international exposure because of the relatively strong momentum exhibited by the foreign equity markets and supportive macroeconomic conditions.

PERFORMANCE OVERVIEW

We also implemented our country level views within the Goldman Sachs Structured International Equity Fund. Europe remained one of our preferred global regions. We favored Germany and Switzerland, in particular, because we found them to be excellent sources of value. In Asia, Hong Kong became increasingly more attractive, but Japan less so because of weak economic momentum. Given unattractive valuations and weaker macroeconomic conditions, we remained bearish on the U.K. and Australia.

■	Fixed Income — We strongly preferred international fixed income over U.S. fixed income during 2007. Foreign macroeconomic conditions appeared more favorable for the international debt markets; meanwhile, the level of real yield offered in the U.S. remained unattractive relative to foreign bond issues.
  Asset Allocation Portfolios’ Performance

The performance of your Portfolio is driven primarily by three factors: 1) strategic asset allocation policy, 2) underlying fund performance, and 3) asset allocation decisions.

1. CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY

On an absolute basis, the Asset Allocation Portfolios had positive performance over the year. In general, the Portfolios’ returns were driven primarily by their equity and fixed income exposure. Additionally, the Portfolios benefited from their exposure to satellite asset classes such as emerging markets equity and commodities.

2. CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

The second component of the Portfolios’ performance is the contribution from our underlying fund managers. Overall, underlying fund security selection detracted from all the Portfolios over the year with the majority of the underlying funds underperforming their respective benchmarks. The weakest performers were the Structured Small Cap Fund, the Emerging Markets Equity Fund, the Structured Large Cap Growth Fund and the Structured Large Cap Value Fund.

3. CONTRIBUTION OF ASSET ALLOCATION DECISIONS

Our Global Tactical Asset Allocation (GTAA) decisions generated positive returns across all Portfolios during the year. They added approximately 170 basis points of excess return in the Equity Growth Strategy Portfolio, 145 basis points in the Growth Strategy Portfolio, 140 basis points in the Growth and Income Strategy Portfolio and 85 basis points in the Balanced Strategy Portfolio.

Our equity country selection strategy, as implemented within the Structured International Equity Fund, was the largest contributor for the year. In addition, the Portfolios benefited from our overweight to international equities versus domestic equities as well as our overweight to U.S. large cap stocks versus U.S. small cap stocks.

PERFORMANCE OVERVIEW

■	Goldman Sachs Balanced Strategy Portfolio — During the one-year period ended December 31, 2007, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 4.66%, 3.96%, 3.92%, 5.15% and 4.61%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -0.43% and -0.38%, respectively.

■	Goldman Sachs Growth and Income Strategy Portfolio — During the one-year period ended December 31, 2007, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 5.12%, 4.37%, 4.35%, 5.49% and 5.08%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -0.79% and -0.74%, respectively.

■	Goldman Sachs Growth Strategy Portfolio — During the one-year period ended December 31, 2007, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 4.58%, 3.74%, 3.79%, 5.00% and 4.42%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -1.19% and -1.14%, respectively.

■	Goldman Sachs Equity Growth Strategy Portfolio — During the one-year period ended December 31, 2007, the Portfolio’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of 4.97%, 4.16%, 4.23%, 5.41% and 4.88%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -1.46% and -1.41%, respectively.
  Income Strategies Portfolio*

1.	CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY AND ASSET ALLOCATION DECISIONS

On a strategic basis, the Portfolio’s return was the combination of its fixed income and equity exposure. In addition, the aforementioned asset allocation decisions contributed approximately 20 basis points of excess return.

2. CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

Underlying fund security selection detracted from the Portfolio’s performance, with the majority of the underlying funds underperforming their benchmarks. The Real Estate Securities Fund experienced the poorest performance relative to its benchmark over the reporting period.

PERFORMANCE OVERVIEW

■	Goldman Sachs Income Strategies Portfolio* — During the period from their inception on March 30, 2007 to December 31, 2007, the Portfolio’s Class A, C and Institutional Shares generated cumulative total returns of 0.83%, 0.24% and 1.20%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -0.71% and -0.67%, respectively.
  Satellite Strategies Portfolio*
  Performance

Emerging markets equity and commodities were the Portfolio’s strongest performing asset classes over the period. In contrast, domestic real estate experienced a particularly difficult year.

The underlying funds collectively underperformed their benchmarks during the abbreviated reporting period, with the Emerging Markets Equity Fund and International Small Cap Fund experiencing the poorest performance relative to their respective benchmarks.

■	Goldman Sachs Satellite Strategies Portfolio* — During the period from their inception on March 30, 2007 to December 31, 2007, the Portfolio’s Class A, C and Institutional Shares generated cumulative total returns of 5.48%, 4.80% and 5.57%, respectively. During the period from their inception on November 30, 2007 to December 31, 2007, the Portfolio’s Class R and IR Shares generated cumulative total returns of -0.65% and -0.61%, respectively.

We hope this summary has been helpful to you in your understanding of how we manage your Portfolio. We thank you for the confidence you have placed in us and we look forward to your continued support.

Goldman Sachs Quantitative Strategies Group

January 23, 2008

* Inception date: 3/30/07

FUND BASICS
Balanced Strategy
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	4.66%
Class B	3.96
Class C	3.92
Institutional	5.15
Service	4.61

November 30, 2007–December 31, 2007

Class R	-0.43%
Class IR	-0.38

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-1.07%	8.25%	4.99%	1/2/98
Class B	-1.24	8.31	4.81	1/2/98
Class C	2.88	8.67	4.82	1/2/98
Institutional	5.15	9.90	6.02	1/2/98
Service	4.61	9.36	5.49	1/2/98
Class R	N/A	N/A	-0.43	11/30/07
Class IR	N/A	N/A	-0.38	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.24%	1.43%
Class B	1.99	2.18
Class C	1.99	2.18
Institutional	0.84	1.03
Service	1.34	1.53
Class R	1.49	1.68
Class IR	0.99	1.18

[3]The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]
Percentage of Portfolio

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short- term investments include money market funds and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) and the Portfolio’s previous benchmarks (Lehman Brothers High Yield Bond Index and Two-Year U.S. Treasury Security (“Two-Year T-Bill”)) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Balanced Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from February 1, 1998 through December 31, 2007(a).

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (commenced January 2, 1998)
Excluding sales charges	4.66%	9.48%	5.59%
Including sales charges	-1.07%	8.25%	4.99%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	3.96%	8.66%	4.81%
Including contingent deferred sales charges	-1.24%	8.31%	4.81%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	3.92%	8.67%	4.82%
Including contingent deferred sales charges	2.88%	8.67%	4.82%

Institutional Class (commenced January 2, 1998)	5.15%	9.90%	6.02%

Service Class (commenced January 2, 1998)	4.61%	9.36%	5.49%

Class R (commenced November 30, 2007)	n/a	n/a	-0.43%	*

Class IR (commenced November 30, 2007)	n/a	n/a	-0.38%	*

*	Total Returns for periods of less than one year represents cumulative total returns.
(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

FUND BASICS
Growth and Income Strategy
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	5.12%
Class B	4.37
Class C	4.35
Institutional	5.49
Service	5.08

November 30, 2007–December 31, 2007

Class R	-0.79%
Class IR	-0.74

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-0.64%	12.02%	5.84%	1/2/98
Class B	-0.85	12.15	5.65	1/2/98
Class C	3.30	12.45	5.64	1/2/98
Institutional	5.49	13.75	6.87	1/2/98
Service	5.08	13.20	6.33	1/2/98
Class R	N/A	N/A	-0.79	11/30/07
Class IR	N/A	N/A	-0.74	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.31%	1.47%
Class B	2.06	2.22
Class C	2.06	2.22
Institutional	0.91	1.07
Service	1.41	1.57
Class R	1.56	1.72
Class IR	1.06	1.22

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]
Percentage of Portfolio

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) and the Portfolio’s previous benchmark (Lehman Brothers High Yield Bond Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Growth and Income Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from February 1, 1998 through December 31, 2007(a).

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (commenced January 2, 1998)
Excluding sales charges	5.12%	13.30%	6.44%
Including sales charges	-0.64%	12.02%	5.84%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	4.37%	12.44%	5.65%
Including contingent deferred sales charges	-0.85%	12.15%	5.65%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	4.35%	12.45%	5.64%
Including contingent deferred sales charges	3.30%	12.45%	5.64%

Institutional Class (commenced January 2, 1998)	5.49%	13.75%	6.87%

Service Class (commenced January 2, 1998)	5.08%	13.20%	6.33%

Class R (commenced November 30, 2007)	n/a	n/a	-0.79%	*

Class IR (commenced November 30, 2007)	n/a	n/a	-0.74%	*

*	Total Returns for periods of less than one year represents cumulative total returns.
(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

FUND BASICS
Growth Strategy
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007-December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	4.58%
Class B	3.74
Class C	3.79
Institutional	5.00
Service	4.42

November 30, 2007-December 31, 2007

Class R	-1.19%
Class IR	-1.14

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-1.18%	14.52%	5.75%	1/2/98
Class B	-1.45	14.68	5.56	1/2/98
Class C	2.75	14.95	5.56	1/2/98
Institutional	5.00	16.27	6.77	1/2/98
Service	4.42	15.70	6.23	1/2/98
Class R	N/A	N/A	-1.19	11/30/07
Class IR	N/A	N/A	-1.14	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.51%
Class B	2.10	2.26
Class C	2.10	2.26
Institutional	0.95	1.11
Service	1.45	1.61
Class R	1.60	1.76
Class IR	1.10	1.26

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index, and Lehman Brothers Aggregate Bond Index) and the Portfolio’s previous benchmarks (Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Growth Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from February 1, 1998 through December 31, 2007(a).

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (commenced January 2, 1998)
Excluding sales charges	4.58%	15.83%	6.34%
Including sales charges	–1.18%	14.52%	5.75%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	3.74%	14.94%	5.56%
Including contingent deferred sales charges	–1.45%	14.68%	5.56%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	3.79%	14.95%	5.56%
Including contingent deferred sales charges	2.75%	14.95%	5.56%

Institutional Class (commenced January 2, 1998)	5.00%	16.27%	6.77%

Service Class (commenced January 2, 1998)	4.42%	15.70%	6.23%

Class R (commenced November 30, 2007)	n/a	n/a	–1.19%	*

Class IR (commenced November 30, 2007)	n/a	n/a	–1.14%	*

*	Total Returns for periods of less than one year represents cumulative total returns.
(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

FUND BASICS
Equity Growth Strategy
as of December 31, 2007
PERFORMANCE REVIEW

January 1, 2007–December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	4.97%
Class B	4.16
Class C	4.23
Institutional	5.41
Service	4.88

November 30, 2007–December 31, 2007

Class R	-1.46%
Class IR	-1.41

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-0.78%	16.67%	5.91%	1/2/98
Class B	-1.05	16.88	5.72	1/2/98
Class C	3.18	17.10	5.73	1/2/98
Institutional	5.41	18.46	6.89	1/2/98
Service	4.88	17.88	6.39	1/2/98
Class R	N/A	N/A	-1.46	11/30/07
Class IR	N/A	N/A	-1.41	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.39%	1.60%
Class B	2.14	2.35
Class C	2.14	2.35
Institutional	0.99	1.20
Service	1.49	1.70
Class R	1.64	1.85
Class IR	1.14	1.35

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]

Percentage of Net Assets

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on February 1, 1998 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) and the Portfolio’s previous benchmarks (Russell 2000 Index and Morgan Stanley Capital International Emerging Markets Free (“MSCI EMF”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Equity Growth Strategy Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from February 1, 1998 through December 31, 2007(a).

Average Annual Total Return through December 31, 2007	One Year	Five Year	Since Inception
Class A (commenced January 2, 1998)
Excluding sales charges	4.97%	18.00%	6.50%
Including sales charges	-0.78%	16.67%	5.91%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	4.16%	17.12%	5.72%
Including contingent deferred sales charges	-1.05%	16.88%	5.72%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	4.23%	17.10%	5.73%
Including contingent deferred sales charges	3.18%	17.10%	5.73%

Institutional Class (commenced January 2, 1998)	5.41%	18.46%	6.89%

Service Class (commenced January 2, 1998)	4.88%	17.88%	6.39%

Class R (commenced November 30, 2007)	n/a	n/a	-1.46%*

Class IR (commenced November 30, 2007)	n/a	n/a	-1.41%*

*	Total Returns for periods of less than one year represents cumulative total returns.
(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

FUND BASICS
Income Strategies
as of December 31, 2007
PERFORMANCE REVIEW

March 30, 2007–December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	0.83%
Class C	0.24
Institutional	1.20

November 30, 2007–December 31, 2007

Class R	-0.71%
Class IR	-0.67

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	Since Inception	Inception Date

Class A	-4.69%	3/30/07
Class C	-0.77	3/30/07
Institutional	1.20	3/30/07
Class R	-0.71	11/30/07
Class IR	-0.67	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.28%	1.73%
Class C	2.03	2.48
Institutional	0.88	1.33
Class R	1.53	3.04
Class IR	1.03	2.54

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Income Strategies Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]

Percentage of Net Assets as of 12/31/07

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Class Shares. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Lehman Brothers Aggregate Bond Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Class R and Class IR Shares will vary from Institutional Class Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Income Strategies Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2007.

Average Annual Total Return through December 31, 2007	Since Inception*
Class A (commenced March 30, 2007)
Excluding sales charges	0.83%
Including sales charges	-4.69%

Class C (commenced March 30, 2007)
Excluding contingent deferred sales charges	0.24%
Including contingent deferred sales charges	-0.77%

Institutional Class (commenced March 30, 2007)	1.20%

Class R (commenced November 30, 2007)	-0.71%

Class IR (commenced November 30, 2007)	-0.67%

*	Total Returns for periods of less than one year represents cumulative total returns.

FUND BASICS
Satellite Strategies
as of December 31, 2007
PERFORMANCE REVIEW

March 30, 2007–December 31, 2007	Portfolio Total Return (based on NAV)[1]

Class A	5.48%
Class C	4.80
Institutional	5.57

November 30, 2007–December 31, 2007

Class R	-0.65%
Class IR	-0.61

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[2]

For the period ended 12/31/07	Since Inception	Inception Date

Class A	-0.31%	3/30/07
Class C	3.77	3/30/07
Institutional	5.57	3/30/07
Class R	-0.65	11/30/07
Class IR	-0.61	11/30/07

[2]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
EXPENSE RATIOS[3]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.57%	1.98%
Class C	2.32	2.73
Institutional	1.17	1.58
Class R	1.82	2.96
Class IR	1.32	2.46

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and will differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

[4]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from October 1, 2007 to December 31, 2007. Actual Fund weighting in the Satellite Strategies Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.
OVERALL FUND WEIGHTINGS[5]

Percentage of Net Assets as of 12/31/07

[5]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO
Performance Summary
December 31, 2007
The following graph shows the value, as of December 31, 2007, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Goldman Sachs Satellite Strategies Portfolio’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2007.

Average Annual Total Return through December 31, 2007	Since Inception*
Class A (commenced March 30, 2007)
Excluding sales charges	5.48%
Including sales charges	-0.31%

Class C (commenced March 30, 2007)
Excluding contingent deferred sales charges	4.80%
Including contingent deferred sales charges	3.77%

Institutional Class (commenced March 30, 2007)	5.57%

Class R (commenced November 30, 2007)	-0.65%

Class IR (commenced November 30, 2007)	-0.61%

*	Total Returns for periods of less than one year represents cumulative total returns.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.9%

Equity – 42.1%
8,852,458	Goldman Sachs Structured International Equity Fund – 18.6%	$130,396,712
4,333,991	Goldman Sachs Structured Large Cap Growth Fund – 9.1%	63,883,024
3,370,514	Goldman Sachs Structured Large Cap Value Fund – 6.3%	44,221,143
2,156,999	Goldman Sachs Structured Small Cap Equity Fund – 3.6%	25,668,288
1,452,171	Goldman Sachs Structured International Small Cap Fund – 1.9%	13,374,492
844,047	Goldman Sachs International Real Estate Securities Fund – 1.3%	9,149,466
567,702	Goldman Sachs Real Estate Securities Fund – 1.3%	8,861,821

		295,554,946

Fixed Income – 57.8%
25,604,446	Goldman Sachs Short Duration Government Fund – 36.0%	252,971,931
6,666,854	Goldman Sachs Global Income Fund – 12.4%	87,335,782
4,974,724	Goldman Sachs High Yield Fund – 5.4%	37,957,143
1,385,388	Goldman Sachs Commodity Strategy Fund – 2.4%	16,984,861
929,253	Goldman Sachs Emerging Markets Debt Fund – 1.6%	10,974,483

		406,224,200

TOTAL MUTUAL FUNDS
(Cost $703,691,277)		$701,779,146

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.5%

Joint Repurchase Agreement Account II
$3,200,000	4.749%	01/02/08	$3,200,000
Maturity Value: $3,200,844
(Cost $3,200,000)

TOTAL INVESTMENTS – 100.4%
(Cost $706,891,277)			$704,979,146

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(2,827,833)

NET ASSETS – 100.0%			$702,151,313

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2007. Additional information appears on page 33.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.9%

Equity – 62.1%
58,863,723	Goldman Sachs Structured International Equity Fund – 25.0%	$867,062,646
30,099,045	Goldman Sachs Structured Large Cap Growth Fund – 12.8%	443,659,922
22,779,679	Goldman Sachs Structured Large Cap Value Fund – 8.6%	298,869,388
14,919,849	Goldman Sachs Structured Small Cap Equity Fund – 5.1%	177,546,200
6,273,276	Goldman Sachs Emerging Markets Equity Fund – 4.9%	169,880,311
5,652,556	Goldman Sachs International Real Estate Securities Fund – 1.7%	61,273,708
5,406,864	Goldman Sachs Structured International Small Cap Fund – 1.4%	49,797,214
4,495,780	Goldman Sachs Structured Emerging Markets Equity Fund – 1.3%	44,373,354
2,840,622	Goldman Sachs Real Estate Securities Fund – 1.3%	44,342,106

		2,156,804,849

Fixed Income – 37.8%
61,791,948	Goldman Sachs Global Income Fund – 23.3%	809,474,515
27,348,138	Goldman Sachs High Yield Fund – 6.0%	208,666,293
8,711,081	Goldman Sachs Commodity Strategy Fund – 3.1%	106,797,861
9,456,212	Goldman Sachs Short Duration Government Fund – 2.7%	93,427,373
7,786,128	Goldman Sachs Emerging Markets Debt Fund – 2.7%	91,954,170
24,740	Goldman Sachs Core Fixed Income Fund – 0.0%	247,650

		1,310,567,862

TOTAL MUTUAL FUNDS
(Cost $3,466,114,972)		$3,467,372,711

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(a) – 0.1%

Joint Repurchase Agreement Account II
$3,100,000	4.749%	01/02/08	$3,100,000
Maturity Value: $3,100,818
(Cost $3,100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $3,469,214,972)			$3,470,472,711

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(774,719)

NET ASSETS – 100.0%			$3,469,697,992

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2007. Additional information appears on page 33.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 100.0%

Equity – 81.5%
68,535,016	Goldman Sachs Structured International Equity Fund – 32.0%	$1,009,520,804
39,201,090	Goldman Sachs Structured Large Cap Growth Fund – 18.3%	577,824,076
32,778,059	Goldman Sachs Structured Large Cap Value Fund – 13.6%	430,048,140
7,053,908	Goldman Sachs Emerging Markets Equity Fund – 6.0%	191,019,818
15,007,380	Goldman Sachs Structured Small Cap Equity Fund – 5.7%	178,587,823
5,267,151	Goldman Sachs International Real Estate Securities Fund – 1.8%	57,095,913
4,991,140	Goldman Sachs Structured International Small Cap Fund – 1.5%	45,968,404
4,229,002	Goldman Sachs Structured Emerging Markets Equity Fund – 1.3%	41,740,247
2,643,363	Goldman Sachs Real Estate Securities Fund – 1.3%	41,262,890

		2,573,068,115

Fixed Income – 18.5%
22,104,450	Goldman Sachs Global Income Fund – 9.2%	289,568,289
18,970,546	Goldman Sachs High Yield Fund – 4.6%	144,745,263
8,088,639	Goldman Sachs Commodity Strategy Fund – 3.1%	99,166,720
4,346,202	Goldman Sachs Emerging Markets Debt Fund – 1.6%	51,328,643
6,385	Goldman Sachs Core Fixed Income Fund – 0.0%	63,909

		584,872,824

TOTAL INVESTMENTS – 100.0%
(Cost $3,146,285,829)		$3,157,940,939

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(113,510)

NET ASSETS – 100.0%		$3,157,827,429

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.5%

Equity – 95.7%
28,799,138	Goldman Sachs Structured International Equity Fund – 37.9%	$424,211,300
16,118,657	Goldman Sachs Structured Large Cap Growth Fund – 21.3%	237,589,006
13,856,100	Goldman Sachs Structured Large Cap Value Fund – 16.3%	181,792,037
2,967,128	Goldman Sachs Emerging Markets Equity Fund – 7.2%	80,349,823
5,785,737	Goldman Sachs Structured Small Cap Equity Fund – 6.2%	68,850,265
2,947,854	Goldman Sachs Structured International Small Cap Fund – 2.4%	27,149,739
1,884,829	Goldman Sachs International Real Estate Securities Fund – 1.8%	20,431,544
1,522,694	Goldman Sachs Structured Emerging Markets Equity Fund – 1.3%	15,028,991
942,477	Goldman Sachs Real Estate Securities Fund – 1.3%	14,712,069

		1,070,114,774

Fixed Income – 3.8%
3,470,716	Goldman Sachs Commodity Strategy Fund – 3.8%	42,550,975

TOTAL MUTUAL FUNDS
(Cost $1,109,113,581)		$1,112,665,749

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.4%

Joint Repurchase Agreement Account II
$4,500,000	4.749%	01/02/08	$4,500,000
Maturity Value: $4,501,187
(Cost $4,500,000)

TOTAL INVESTMENTS – 99.9%
(Cost $1,113,613,581)			$1,117,165,749

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			602,372

NET ASSETS – 100.0%			$1,117,768,121

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2007. Additional information appears on page 33.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 99.3%

Equity – 43.7%
508,986	Goldman Sachs U.S. Equity Dividend and Premium Fund – 25.2%	$5,262,914
164,710	Goldman Sachs Structured International Equity Fund – 11.6%	2,426,175
67,763	Goldman Sachs International Real Estate Securities Fund – 3.5%	734,553
45,316	Goldman Sachs Real Estate Securities Fund – 3.4%	707,381

		9,131,023

Fixed Income – 55.6%
459,708	Goldman Sachs High Yield Fund – 16.8%	3,507,570
259,678	Goldman Sachs Emerging Markets Debt Fund – 14.7%	3,066,800
148,761	Goldman Sachs Global Income Fund – 9.3%	1,948,765
142,084	Goldman Sachs Investment Grade Credit Fund – 6.8%	1,409,476
133,593	Goldman Sachs U.S. Mortgages Fund – 6.4%	1,337,271
35,901	Goldman Sachs Ultra-Short Duration Government Fund – 1.6%	332,800
10	Goldman Sachs Government Income Fund – 0.0%	155

		11,602,837

TOTAL INVESTMENTS – 99.3%
(Cost $21,818,319)		$20,733,860

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		149,581

NET ASSETS – 100.0%		$20,883,441

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO
Schedule of Investments
December 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares) – 96.9%

Equity – 48.1%
478,017	Goldman Sachs International Small Cap Fund – 17.5%	$9,703,741
850,045	Goldman Sachs Concentrated Emerging Markets Equity Fund – 17.0%	9,401,497
438,655	Goldman Sachs International Real Estate Securities Fund – 8.6%	4,755,016
179,111	Goldman Sachs Real Estate Securities Fund – 5.0%	2,795,917

		26,656,171

Fixed Income – 48.8%
928,370	Goldman Sachs Commodity Strategy Fund – 20.6%	11,381,817
763,424	Goldman Sachs Emerging Markets Debt Fund – 16.3%	9,016,033
866,691	Goldman Sachs High Yield Fund – 11.9%	6,612,850

		27,010,700

TOTAL MUTUAL FUNDS
(Cost $53,976,646)		$53,666,871

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(a) – 0.9%

Joint Repurchase Agreement Account II
$500,000	4.749%	01/02/08	$500,000
Maturity Value: $500,132
(Cost $500,000)

TOTAL INVESTMENTS – 97.8%
(Cost $54,476,646)			$54,166,871

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			1,191,605

NET ASSETS – 100.0%			$55,358,476

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2007. Additional information appears on page 33.

For information on the mutual funds and underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2007, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Portfolio	Principal Amount

Balanced Strategy	$3,200,000

Growth and Income Strategy	3,100,000

Equity Growth Strategy	4,500,000

Satellite Strategies	500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$4,000,000,000	4.85%	01/02/08	$4,001,077,778

Banc of America Securities LLC	2,000,000,000	4.50	01/02/08	2,000,500,000

Barclays Capital PLC	2,700,000,000	4.65	01/02/08	2,700,697,500

Citigroup Global Markets, Inc.	2,500,000,000	5.00	01/02/08	2,500,694,444

Deutsche Bank Securities, Inc.	6,550,000,000	4.75	01/02/08	6,551,728,472

Greenwich Capital Markets	1,000,000,000	4.75	01/02/08	1,000,263,889

Merrill Lynch & Co., Inc.	750,000,000	4.50	01/02/08	750,187,500

UBS Securities LLC	905,500,000	4.65	01/02/08	905,733,921

TOTAL				$20,410,883,504

At December 31, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 3.625% to 6.900%, due 01/10/08 to 09/22/17; Federal Home Loan Bank, 4.400% to 5.250%, due 07/28/08 to 09/12/14; Federal Home Loan Mortgage Association, 2.750% to 11.500%, due 01/03/08 to 12/01/47; Federal National Mortgage Association, 2.500% to 8.000%, due 01/15/08 to 12/01/47 and U.S. Treasury Bill, 0.000%, due 06/12/08. The aggregate market value of the collateral, including accrued interest, was $20,869,068,650.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Assets and Liabilities
December 31, 2007

Balanced Strategy
Portfolio

Assets:

Investments in securities, at value (identified cost $706,891,277, $3,469,214,972, $3,146,285,829, $1,113,613,581, $21,818,319 and $54,476,646, respectively)	$704,979,146
Cash	15,636
Receivables:
Portfolio shares sold	2,119,469
Dividends and interest	1,644,824
Reimbursement from adviser	94,502
Investment securities sold	—
Deferred offering costs	—
Other assets	2,290

Total assets	708,855,867

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	4,863,679
Portfolio shares repurchased	1,283,028
Amounts owed to affiliates	427,704
Accrued expenses and other liabilities	130,143

Total liabilities	6,704,554

Net Assets:

Paid-in capital	695,637,736
Accumulated undistributed net investment income	477,957
Accumulated net realized gain (loss) from investment transactions	7,947,751
Net unrealized gain (loss) on investments	(1,912,131)

NET ASSETS	$702,151,313

Net Assets:
Class A	$365,793,778
Class B	41,071,518
Class C	159,006,804
Institutional	130,285,799
Service	5,973,490
Class R	9,960
Class IR	9,964

Shares Outstanding:
Class A	33,003,539
Class B	3,706,507
Class C	14,350,457
Institutional	11,748,727
Service	537,992
Class R	900
Class IR	900

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	63,349,022

Net asset value, offering and redemption price per share:(a)
Class A	$11.08
Class B	11.08
Class C	11.08
Institutional	11.09
Service	11.10
Class R	11.07
Class IR	11.07

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $11.72, $13.63, $15.19, $16.54, $10.32 and $10.77, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth and		Equity Growth	Income
Income Strategy	Growth Strategy	Strategy	Strategies	Satellite Strategies
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$3,470,472,711	$3,157,940,939	$1,117,165,749	$20,733,860	$54,166,871
77,811	—	14,843,690	—	48,963
9,833,013	14,904,299	8,136,108	125,892	2,024,722
5,386,001	2,356,905	594	72,038	123,440
71,314	112,402	85,696	72,254	73,224
—	10,370,131	—	77,777	—
—	—	—	50,961	39,330
22,633	24,245	3,751	2,545	3,542

3,485,863,483	3,185,708,921	1,140,235,588	21,135,327	56,480,092

—	10,370,054	—	77,777	—
8,563,403	2,356,905	19,343,690	72,038	672,338
5,259,107	12,609,393	2,213,040	2,591	330,168
2,176,839	2,262,360	786,216	7,423	28,554
166,142	282,780	124,521	92,057	90,556

16,165,491	27,881,492	22,467,467	251,886	1,121,616

3,392,873,684	3,067,820,332	1,082,787,094	21,565,137	56,208,161
4,296,556	1,694,588	9,181	29,762	15,772
71,270,013	76,657,399	31,419,678	373,001	(555,682)
1,257,739	11,655,110	3,552,168	(1,084,459)	(309,775)

$3,469,697,992	$3,157,827,429	$1,117,768,121	$20,883,441	$55,358,476

$2,088,839,147	$1,756,012,227	$631,909,580	$5,969,163	$28,670,753
178,131,678	222,083,197	59,979,079	—	—
755,381,165	955,013,788	341,388,824	2,960,347	13,311,823
435,385,488	206,474,865	76,431,773	11,934,061	13,356,020
11,940,666	18,223,582	8,039,154	—	—
9,922	9,883	9,854	9,933	9,938
9,926	9,887	9,857	9,937	9,942

162,162,936	122,387,872	40,437,658	612,222	2,815,543
13,859,529	15,484,495	3,971,922	—	—
58,948,610	67,146,522	22,715,793	303,939	1,310,871
33,687,656	14,333,297	4,834,095	1,223,600	1,313,643
928,555	1,274,842	518,687	—	—
771	691	633	1,018	977
771	692	633	1,019	977

269,588,828	220,628,411	72,479,421	2,141,798	5,442,011

$12.88	$14.35	$15.63	$9.75	$10.18
12.85	14.34	15.10	—	—
12.81	14.22	15.03	9.74	10.15
12.92	14.41	15.81	9.75	10.17
12.86	14.29	15.50	—	—
12.87	14.29	15.57	9.75	10.17
12.87	14.29	15.57	9.75	10.17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Operations
For the Period Ended December 31, 2007

Balanced Strategy
Portfolio

Investment income:

Dividends from Underlying Funds	$19,802,838
Interest	491,001

Total investment income	20,293,839

Expenses:

Distribution and Service fees(b)	2,456,094
Transfer agent fees(b)	945,041
Management fees	875,629
Registration fees	141,956
Professional fees	78,883
Printing fees	76,546
Custodian and accounting fees	38,153
Shareholder proxy meeting expense	23,654
Service Share fees-Service Plan	19,063
Service Share fees-Shareholder Administration Plan	19,063
Trustee fees	15,970
Amortization of offering costs	—
Other	37,673

Total expenses	4,727,725

Less — expense reductions	(385,579)

Net expenses	4,342,146

NET INVESTMENT INCOME	15,951,693

Realized and unrealized gain (loss) on investment transactions:

Capital gain distributions from Underlying Funds	14,138,013
Net realized gain (loss) from investment transactions	10,486,938
Net change in unrealized gain (loss) on investment transactions	(16,726,417)

Net realized and unrealized gain (loss) from investment transactions	7,898,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,850,227

(a)	Income Strategies and Satellite Strategies Portfolios commenced operations on March 30, 2007.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:
(c)	Commenced operations on November 30, 2007.

	Distribution and Service Fees				Transfer Agent Fees

Portfolio	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class R(c)	Class IR(c)

Balanced Strategy	$762,498	$380,780	$1,312,812	$4	$579,499	$72,347	$249,434	$40,721	$3,036	$2	$2
Growth and Income Strategy	4,491,764	1,583,846	6,297,396	4	3,413,739	300,931	1,196,505	156,381	4,635	2	2
Growth Strategy	3,759,964	1,942,612	8,234,538	4	2,857,573	369,096	1,564,562	80,473	5,556	2	2
Equity Growth Strategy	1,324,207	527,618	2,880,635	4	1,006,397	100,247	547,321	18,581	2,575	2	2
Income Strategies	8,242	N/A	14,971	4	6,264	N/A	2,845	3,233	N/A	1	1
Satellite Strategies	17,771	N/A	33,427	4	13,508	N/A	6,351	4,573	N/A	1	1
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth and
Income	Growth Strategy	Equity Growth	Income Strategies	Satellite Strategies
Strategy Portfolio	Portfolio	Strategy Portfolio	Portfolio(a)	Portfolio(a)

$85,430,649	$69,145,727	$21,315,917	$651,160	$1,329,737
2,172,491	240,583	98,279	1,763	9,091

87,603,140	69,386,310	21,414,196	652,923	1,338,828

12,373,010	13,937,118	4,732,464	23,217	51,202
5,072,195	4,877,264	1,675,125	12,344	24,434
4,481,057	4,105,163	1,385,099	15,968	27,140
176,739	184,140	137,933	36,334	38,737
78,883	78,883	78,883	60,831	60,831
155,431	145,414	84,021	42,555	44,055
42,547	41,278	34,903	22,862	22,842
102,963	131,062	56,179	11,400	11,417
29,119	35,052	16,243	—	—
29,119	35,052	16,243	—	—
15,970	15,970	15,970	11,900	11,900
—	—	—	150,784	148,975
123,377	139,370	57,940	25,688	25,688

22,680,410	23,725,766	8,291,003	413,883	467,221

(579,388)	(597,126)	(406,790)	(349,689)	(350,874)

22,101,022	23,128,640	7,884,213	64,194	116,347

65,502,118	46,257,670	13,529,983	588,729	1,222,481

121,328,788	142,910,889	58,048,087	641,109	716,074
33,473,431	42,312,770	27,457,443	(158,448)	(850,290)
(102,332,277)	(155,049,290)	(75,661,839)	(1,084,459)	(309,775)

52,469,942	30,174,369	9,843,691	(601,798)	(443,991)

$117,972,060	$76,432,039	$23,373,674	$(13,069)	$778,490

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006

From operations:

Net investment income	$15,951,693	$8,329,763	$65,502,118	$26,266,541
Net realized gain (loss) from investment transactions and capital gain distributions from Underlying Funds	24,624,951	21,334,845	154,802,219	123,733,133
Net change in unrealized gain (loss) on investments	(16,726,417)	6,840,193	(102,332,277)	42,042,058

Net increase (decrease) in net assets resulting from operations	23,850,227	36,504,801	117,972,060	192,041,732

Distributions to shareholders:

From net investment income
Class A Shares	(9,924,201)	(5,306,689)	(61,198,384)	(25,603,289)
Class B Shares	(873,275)	(731,369)	(4,080,680)	(2,126,008)
Class C Shares	(3,321,435)	(1,672,602)	(17,475,777)	(6,241,177)
Institutional Shares	(3,804,554)	(2,752,312)	(14,324,507)	(6,025,042)
Service Shares	(192,469)	(77,523)	(341,299)	(107,046)
Class R Shares(a)	(163)	—	(228)	—
Class IR Shares(a)	(167)	—	(232)	—
From net realized gains
Class A Shares	(9,879,838)	(9,820,644)	(48,464,772)	(52,236,280)
Class B Shares	(1,119,978)	(1,560,128)	(4,141,304)	(5,391,356)
Class C Shares	(4,326,154)	(4,005,236)	(17,579,392)	(17,267,364)
Institutional Shares	(3,461,462)	(3,841,974)	(10,035,225)	(10,469,877)
Service Shares	(163,207)	(163,710)	(272,097)	(217,149)
Class R Shares(a)	(271)	—	(230)	—
Class IR Shares(a)	(271)	—	(230)	—

Total distributions to shareholders	(37,067,445)	(29,932,187)	(177,914,357)	(125,684,588)

From share transactions:

Net proceeds from sales of shares	376,508,775	283,794,031	1,942,188,719	1,482,186,179
Proceeds received in connection with merger	8,720,528	—	32,501,158	—
Reinvestment of dividends and distributions	32,123,748	26,455,531	156,314,324	111,713,958
Cost of shares repurchased	(148,885,466)	(172,766,981)	(681,231,843)	(498,704,881)

Net increase in net assets resulting from share transactions	268,467,585	137,482,581	1,449,772,358	1,095,195,256

TOTAL INCREASE	255,250,367	144,055,195	1,389,830,061	1,161,552,400

Net assets:

Beginning of period	446,900,946	302,845,751	2,079,867,931	918,315,531

End of period	$702,151,313	$446,900,946	$3,469,697,992	$2,079,867,931

Accumulated undistributed (distributions in excess of) net investment income	$477,957	$76,158	$4,296,556	$827,918

(a)	Commenced operations on November 30, 2007.
(b)	Income Strategies and Satellite Strategies Portfolios commenced operations on March 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

				Income Strategies	Satellite Strategies
Growth Strategy Portfolio		Equity Growth Strategy Portfolio		Portfolio	Portfolio

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007(b)	December 31, 2007(b)

$46,257,670	$14,993,922	$13,529,983	$2,524,671	$588,729	$1,222,481
185,223,659	94,489,636	85,505,530	33,071,872	482,661	(134,216)
(155,049,290)	80,689,317	(75,661,839)	34,608,386	(1,084,459)	(309,775)

76,432,039	190,172,875	23,373,674	70,204,929	(13,069)	778,490

(51,410,497)	(16,991,417)	(18,351,482)	(4,771,690)	(181,826)	(584,002)
(5,079,115)	(1,562,036)	(1,426,217)	(336,261)	—	—
(22,254,728)	(6,912,793)	(8,289,062)	(1,907,241)	(74,502)	(258,109)
(7,118,542)	(3,451,743)	(2,287,531)	(448,605)	(421,156)	(523,427)
(538,325)	(74,003)	(232,776)	(46,277)	—	—
(322)	—	(320)	—	(150)	(205)
(326)	—	(324)	—	(154)	(209)
(48,900,761)	(24,671,938)	(25,671,161)	(7,084,842)	—	(123,313)
(6,229,092)	(3,638,726)	(2,550,015)	(928,368)	—	—
(27,014,851)	(13,635,519)	(14,544,292)	(4,040,638)	—	(60,978)
(6,069,849)	(4,387,156)	(2,862,114)	(571,728)	—	(85,150)
(517,021)	(120,508)	(332,076)	(64,667)	—	—
(275)	—	(403)	—	—	(48)
(276)	—	(403)	—	—	(48)

(175,133,980)	(75,445,839)	(76,548,176)	(20,200,317)	(677,788)	(1,635,489)

1,742,854,988	1,261,901,412	705,038,727	373,703,638	22,571,208	67,161,511
147,376,782	—	33,961,887	—	—	—
150,662,446	65,498,073	63,378,711	17,045,335	536,254	1,226,570
(656,815,519)	(210,285,814)	(206,736,711)	(88,794,098)	(1,533,164)	(12,172,606)

1,384,078,697	1,117,113,671	595,642,614	301,954,875	21,574,298	56,215,475

1,285,376,756	1,231,840,707	542,468,112	351,959,487	20,883,441	55,358,476

1,872,450,673	640,609,966	575,300,009	223,340,522	—	—

$3,157,827,429	$1,872,450,673	$1,117,768,121	$575,300,009	$20,883,441	$55,358,476

$1,694,588	$397,117	$9,181	$9,181	$29,762	$15,772

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements
December 31, 2007
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust includes Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively, the “Portfolios” or, individually, a “Portfolio”). Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy are diversified portfolios offering seven classes of shares — Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares. Income Strategies and Satellite Strategies are diversified portfolios offering five classes of shares — Class A, Class C, Institutional, Class R and Class IR Shares. Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Portfolios are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Portfolios are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class R and Class IR Shares of the Portfolios are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as Distributor of the Portfolios, receives such sales charges of which a certain portion may be retained. Income Strategies and Satellite Strategies commenced operations on March 30, 2007. Class R and Class IR Shares of the Portfolios commenced operations on November 30, 2007.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which Goldman Sachs Asset Management, L.P. (“GSAM”) and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in fixed income securities which, if market quotations are readily available, are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine fair value. If accurate quotations are not readily available, or if the Investment Advisor believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The Underlying Funds may also invest in foreign securities traded on a foreign equity securities exchange that are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Trustees consistent with applicable regulatory guidance. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income — Purchases and sales of the Underlying Funds are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated using the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.
     Class A, Class B, Class C and Class R Shareholders of the Portfolios bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Portfolios separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     The Portfolios adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Portfolios’ financial statements.
E. Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions

Portfolio	Declared & Paid	Declared & Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Growth Strategy and Equity Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

F. Offering Costs — Offering costs paid in connection with the offering of shares of Income and Satellite Strategies Portfolios are amortized on a straight-line basis over 12 months from the date of commencement of operations.
G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Portfolios’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.
3. AGREEMENTS
A. Management Agreement — GSAM, an affiliate of Goldman Sachs serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.15% of the average daily net assets of Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios and 0.124% of the average daily net assets of Income Strategies and Satellite Strategies Portfolios.
B. Distribution Agreement and Service Plan — Goldman Sachs serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2007, Goldman Sachs advised the Portfolios that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Portfolio	Class A	Class B	Class C

Balanced Strategy	$549,100	$400	$—

Growth and Income Strategy	3,338,200	500	5,100

Growth Strategy	2,441,000	1,900	1,400

Equity Growth Strategy	779,000	3,200	3,200

Income Strategies	4,200	N/A	—

Satellite Strategies	59,200	N/A	—

     The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.25% of each Portfolio’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

3. AGREEMENTS (continued)
separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class B, Class C and Class R Shares.
C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent to the Portfolios for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — Additionally, GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any transfer agent expense reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios and 0.01% of the average daily net assets of Income Strategies and Satellite Strategies Portfolios. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     In addition, the Portfolios have entered into an offset arrangement with the transfer agent resulting in a reduction of certain Portfolios’ expenses. These expense reductions were as follows (in thousands):

	Other Expense	Transfer Agent Fee	Total Expense
Portfolio	Reimbursement	Credits	Reductions

Balanced Strategy	$366	$20	$386

Growth and Income Strategy	473	106	579

Growth Strategy	496	101	597

Equity Growth Strategy	373	34	407

Income Strategies	350	—	350

Satellite Strategies	351	—	351

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
3. AGREEMENTS (continued)
     At December 31, 2007, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Portfolio	Fees	Fees	Fees	Total

Balanced Strategy	$87	$246	$95	$428

Growth and Income Strategy	442	1,233	502	2,177

Growth Strategy	405	1,375	482	2,262

Equity Growth Strategy	142	475	169	786

Income Strategies	2	3	2	7

Satellite Strategies	6	16	7	29

4. PORTFOLIO SECURITY TRANSACTIONS
The cost of purchases and proceeds from sales of the Underlying Funds for the year ended December 31, 2007, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$472,960,659	$195,293,679

Growth and Income Strategy	2,587,657,965	1,046,344,631

Growth Strategy	2,247,250,432	984,069,815

Equity Growth Strategy	855,767,537	300,123,171

Income Strategies	28,063,989	6,087,222

Satellite Strategies	70,861,634	16,034,698

5. LINE OF CREDIT FACILITY
The Portfolios participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Portfolio must own securities having a market value in excess of 300% of each Portfolio’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the year ended December 31, 2007, the Portfolios did not have any borrowings under the facility.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

6. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

		Growth and		Equity
	Balanced	Income	Growth	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Distributions paid from :
Ordinary income	$18,410,405	$98,994,761	$86,548,105	$31,307,469	$677,788	$1,635,489
Net long-term capital gains	18,657,040	78,919,596	88,585,875	45,240,707	—	—

Total taxable distributions	$37,067,445	$177,914,357	$175,133,980	$76,548,176	$677,788	$1,635,489

     The tax character of distributions paid during the year ended December 31, 2006 was as follows:

		Growth and		Equity
	Balanced	Income	Growth	Growth
	Strategy	Strategy	Strategy	Strategy
	Portfolio	Portfolio	Portfolio	Portfolio

Distributions paid from :
Ordinary income	$11,856,254	$43,535,354	$31,570,096	$8,359,945
Net long-term capital gains	18,075,933	82,149,234	43,875,743	11,840,372

Total taxable distributions	$29,932,187	$125,684,588	$75,445,839	$20,200,317

     As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

		Growth and		Equity
	Balanced	Income	Growth	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income — net	$364,374	$2,735,392	$976,137	$—	$26,846	$125,471
Undistributed long-term capital gains	11,608,241	84,493,194	91,950,063	41,218,776	511,347	466,533

Total undistributed earnings	$11,972,615	$87,228,586	$92,926,200	$41,218,776	$538,193	$592,004
Capital loss carryforward:*
Expiring 2008	—	—	(446,092)	—	—	—
Expiring 2009	—	—	(406,267)	—	—	—

Total capital loss carryforward†	$—	$—	$(852,359)	$—	$—	$—
Unrealized losses — net	(5,459,038)	(10,404,278)	(2,066,744)	(6,237,749)	(1,219,889)	(1,441,689)

Total accumulated earnings (losses) — net	$6,513,577	$76,824,308	$90,007,097	$34,981,027	$(681,696)	$(849,685)

*	Expiration occurs on December 31 of the year indicated. Due to Fund mergers, utilization of these losses may be substantially limited under the Code.
†	The Growth Strategy Portfolio utilized $7,527,467 of capital losses in the current fiscal year.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
6. TAX INFORMATION (continued)
     At December 31, 2007, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Growth and		Equity
	Balanced	Income	Growth	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Tax Cost	$710,438,184	$3,480,876,989	$3,160,007,683	$1,123,403,498	$21,953,749	$55,608,560

Gross unrealized gain	10,127,280	66,466,879	70,342,291	27,812,054	84,561	940,829
Gross unrealized loss	(15,586,318)	(76,871,157)	(72,409,035)	(34,049,803)	(1,304,450)	(2,382,518)

Net unrealized security loss	$(5,459,038)	$(10,404,278)	$(2,066,744)	$(6,237,749)	$(1,219,889)	$(1,441,689)

     The difference between book-basis and tax-basis unrealized gains (losses) are primarily attributable to wash sales and return of capital distributions from Underlying Fund investments.
     In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of short term capital gain and return of capital distributions from Underlying Funds, and capital loss carryforwards assumed in the reorganization.

			Accumulated
	Paid-in	Accumulated net	undistributed net
Portfolio	Capital	realized loss	investment income

Balanced Strategy	$66,563	$(2,632,933)	$2,566,370

Growth and Income Strategy	101,476	(35,489,103)	35,387,627

Growth Strategy	8,648,254	(50,089,910)	41,441,656

Equity Growth Strategy	69,828	(17,127,557)	17,057,729

Income Strategies	(9,161)	(109,660)	118,821

Satellite Strategies	(7,314)	(151,929)	159,243

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

7. OTHER MATTERS
Underlying Fund’s Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets. As of December 31, 2007, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

		Growth and		Equity
	Balanced	Income	Growth	Growth	Satellite
Underlying Funds	Strategy	Strategy	Strategy	Strategy	Strategies

Goldman Sachs Commodity Strategy	—%	28%	26%	11%	—%

Goldman Sachs Concentrated Emerging Markets Equity	—	—	—	—	45

Goldman Sachs Emerging Markets Debt	—	33	18	—	—

Goldman Sachs Emerging Markets Equity	—	8	9	—	—

Goldman Sachs Global Income	6	52	19	—	—

Goldman Sachs High Yield	—	6	—	—	—

Goldman Sachs International Real Estate Securities	—	5	5	—	—

Goldman Sachs Real Estate Securities	—	6	5	—	—

Goldman Sachs Short Duration Government	26	10	—	—	—

Goldman Sachs Structured Emerging Markets Equity	—	42	40	14	—

Goldman Sachs Structured International Equity	—	17	20	8	—

Goldman Sachs Structured International Small Cap	8	28	26	15	—

Goldman Sachs Structured Large Cap Growth	—	21	28	11	—

Goldman Sachs Structured Large Cap Value	—	18	26	11	—

Goldman Sachs Structured Small Cap Equity	—	18	18	7	—

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
7. OTHER MATTERS (continued)
     As of December 31, 2007, the Portfolios, in aggregate, were the owners of record of more than 20% of the total outstanding voting shares of the following Underlying Funds.

Underlying Funds	% of shares held

Goldman Sachs Structured Emerging Markets Equity	96%

Goldman Sachs Global Income	77

Goldman Sachs Structured International Small Cap	77

Goldman Sachs Commodity Strategy	73

Goldman Sachs Structured Large Cap Growth	63

Goldman Sachs Emerging Markets Debt	59

Goldman Sachs Structured Large Cap Value	58

Goldman Sachs Structured International Equity	48

Goldman Sachs Structured Small Cap Equity	46

Goldman Sachs Concentrated Emerging Markets Equity	45

Goldman Sachs Short Duration Government	36

Goldman Sachs Emerging Markets Equity	20

     As of December 31, 2007, Goldman Sachs Group, Inc. was the beneficial owner of 48% of the outstanding Shares of the Income Strategies Portfolio and 100% of the outstanding Class R and Class IR Shares of the Portfolios.
     As of December 31, 2007, the Goldman Sachs Philanthropy Fund was the beneficial owner of 17% of the Balanced Strategy Portfolio.
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Conservative Allocation, AXA Enterprise Moderate Allocation, AXA Enterprise Moderate-Plus Allocation and AXA Enterprise Aggressive Allocation Funds by the Goldman Sachs Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios, respectively. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

7. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Conservative Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Balanced Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Balanced Strategy Class A/ AXA Enterprise Conservative Allocation Class A	546,094	$6,334,713	619,566

Balanced Strategy Class B/ AXA Enterprise Conservative Allocation Class B	104,755	1,213,052	118,671

Balanced Strategy Class C/ AXA Enterprise Conservative Allocation Class C	100,394	1,162,569	113,805

Balanced Strategy Institutional Class/ AXA Enterprise Conservative Allocation Class Y	877	10,194	1,000

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Balanced Strategy/ AXA Enterprise Conservative Allocation	$580,356,272	$8,720,528	$589,076,800	$82,579

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
7. OTHER MATTERS (continued)
     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Moderate Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Growth and Income Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Growth and Income Strategy Class A/ AXA Enterprise Moderate Allocation Class A	1,549,834	$21,031,269	1,930,996

Growth and Income Strategy Class B/ AXA Enterprise Moderate Allocation Class B	528,808	7,149,450	656,995

Growth and Income Strategy Class C/ AXA Enterprise Moderate Allocation Class C	318,469	4,296,169	394,729

Growth and Income Strategy Institutional Class/ AXA Enterprise Moderate Allocation Class Y	1,782	24,270	2,233

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Growth and Income Strategy/ AXA Enterprise Moderate Allocation	$3,065,712,290	$32,501,158	$3,098,213,448	$1,385,968

     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Moderate-Plus Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Growth Strategy

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

7. OTHER MATTERS (continued)
Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Growth Strategy Class A/ AXA Enterprise Moderate-Plus Allocation Class A	6,114,281	$94,770,855	11,012,498

Growth Strategy Class B/ AXA Enterprise Moderate-Plus Allocation Class B	2,573,356	39,758,497	4,730,998

Growth Strategy Class C/ AXA Enterprise Moderate-Plus Allocation Class C	791,574	12,134,800	1,449,627

Growth Strategy Institutional Class/ AXA Enterprise Moderate-Plus Allocation Class Y	45,741	712,630	82,439

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Growth Strategy/ AXA Enterprise Moderate-Plus Allocation	$2,727,136,387	$147,376,782	$2,874,513,169	$11,887,456

     Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Aggressive Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Equity Growth Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Equity Growth Strategy Class A/ AXA Enterprise Aggressive Allocation Class A	1,043,471	$18,020,778	1,456,257

Equity Growth Strategy Class B/ AXA Enterprise Aggressive Allocation Class B	455,756	7,601,980	615,154

Equity Growth Strategy Class C/ AXA Enterprise Aggressive Allocation Class C	482,920	8,021,274	649,866

Equity Growth Strategy Institutional Class/ AXA Enterprise Aggressive Allocation Class Y	18,194	317,855	25,775

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
7. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	reorganization	Appreciation

Equity Growth Strategy/ AXA Enterprise Aggressive Allocation	$942,760,301	$33,961,887	$976,722,188	$2,614,275

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee determined not to retain Ernst & Young LLP and approved a change of the Portfolios’ independent registered public accounting firm to Pricewaterhouse Coopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Portfolios and Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Balanced Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,911,903	$206,001,283	12,191,477	$138,337,037
Shares issued in connection with merger	546,094	6,334,713	—	—
Reinvestment of dividends and distributions	1,648,197	18,261,642	1,248,879	13,989,793
Shares converted from Class B(a)	106,563	1,228,472	256,871	2,901,597
Shares repurchased	(7,326,499)	(84,237,915)	(3,555,451)	(40,375,237)

	12,886,258	147,588,195	10,141,776	114,853,190

Class B Shares
Shares sold	1,091,627	12,539,415	1,013,222	11,495,157
Shares issued in connection with merger	104,755	1,213,052	—	—
Reinvestment of dividends and distributions	158,632	1,751,841	174,964	1,959,185
Shares converted to Class A(a)	(106,725)	(1,228,472)	(257,232)	(2,901,597)
Shares repurchased	(565,327)	(6,495,309)	(813,865)	(9,152,795)

	682,962	7,780,527	117,089	1,399,950

Class C Shares
Shares sold	7,606,018	87,359,876	4,840,833	54,802,881
Shares issued in connection with merger	100,394	1,162,569	—	—
Reinvestment of dividends and distributions	437,133	4,826,488	343,022	3,844,066
Shares repurchased	(2,012,841)	(23,069,571)	(858,631)	(9,718,906)

	6,130,704	70,279,362	4,325,224	48,928,041

Institutional Shares
Shares sold	5,559,443	63,558,904	6,731,047	76,869,844
Shares issued in connection with merger	877	10,194	—	—
Reinvestment of dividends and distributions	652,811	7,239,831	587,860	6,593,003
Shares repurchased	(2,642,445)	(30,457,141)	(10,001,224)	(112,875,602)

	3,570,686	40,351,788	(2,682,317)	(29,412,755)

Service Shares
Shares sold	621,856	7,029,297	199,029	2,289,112
Reinvestment of dividends and distributions	3,862	43,074	6,195	69,484
Shares repurchased	(400,731)	(4,625,530)	(57,060)	(644,441)

	224,987	2,446,841	148,164	1,714,155

Class R Shares(b)
Shares sold	860	10,000	—	—
Reinvestment of dividends and distributions	40	434	—	—

	900	10,434	—	—

Class IR Shares(b)
Shares sold	860	10,000	—	—
Reinvestment of dividends and distributions	40	438	—	—

	900	10,438	—	—

NET INCREASE	23,497,397	$268,467,585	12,049,936	$137,482,581

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations for Class R and Class IR Shares was November 30, 2007.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Growth and Income Strategy Portfolio				Growth Strategy Portfolio

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
December 31, 2007		December 31, 2006		December 31, 2007		December 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

83,136,396	$1,113,078,429	63,657,085	$817,974,983	61,530,716	$934,429,977	50,537,064	$708,853,525
1,549,834	21,031,269	—	—	6,114,281	94,770,855	—	—
7,961,551	101,815,919	5,631,398	72,517,453	6,576,357	92,660,859	2,671,016	38,703,024
509,829	6,865,746	1,390,682	17,726,647	706,376	10,806,531	1,193,215	16,647,531
(30,055,038)	(402,387,318)	(12,401,820)	(160,066,170)	(21,728,171)	(331,245,350)	(8,288,207)	(115,823,396)

63,102,572	840,404,045	58,277,345	748,152,913	53,199,559	801,422,872	46,113,088	648,380,684

5,283,762	70,510,052	4,830,727	61,946,345	5,187,657	78,534,660	5,379,496	75,459,018
528,808	7,149,450	—	—	2,573,356	39,758,497	—	—
572,275	7,266,850	518,225	6,664,120	721,601	10,167,398	320,283	4,644,092
(511,729)	(6,865,746)	(1,394,615)	(17,726,647)	(709,259)	(10,806,531)	(1,195,997)	(16,647,531)
(1,570,396)	(21,017,655)	(2,080,929)	(26,487,837)	(1,849,959)	(28,037,439)	(1,760,507)	(24,461,136)

4,302,720	57,042,951	1,873,408	24,395,981	5,923,396	89,616,585	2,743,275	38,994,443

30,795,997	409,859,132	21,461,240	275,230,102	33,407,788	500,987,731	25,847,615	360,930,673
318,469	4,296,169	—	—	791,574	12,134,800	—	—
1,846,003	23,373,010	1,296,820	16,641,326	2,449,033	34,213,133	989,809	14,243,354
(6,500,117)	(86,707,135)	(2,589,633)	(33,129,280)	(7,162,612)	(107,749,966)	(2,568,929)	(35,873,770)

26,460,352	350,821,176	20,168,427	258,742,148	29,485,783	439,585,698	24,268,495	339,300,257

25,136,947	338,562,413	25,363,643	325,157,439	13,619,613	211,946,017	8,121,046	115,339,360
1,782	24,270	—	—	45,741	712,630	—	—
1,825,543	23,472,425	1,216,977	15,711,441	918,023	12,980,722	532,211	7,733,029
(12,521,265)	(167,340,088)	(21,692,121)	(278,801,918)	(12,271,988)	(186,205,539)	(2,402,481)	(33,515,522)

14,443,007	194,719,020	4,888,499	62,066,962	2,311,389	39,433,830	6,250,776	89,556,867

774,099	10,158,693	142,569	1,877,310	1,138,184	16,936,603	96,462	1,318,836
30,166	385,200	13,973	179,618	45,522	639,136	12,081	174,574
(281,898)	(3,779,647)	(17,257)	(219,676)	(236,945)	(3,577,225)	(44,579)	(611,990)

522,367	6,764,246	139,285	1,837,252	946,761	13,998,514	63,964	881,420

735	10,000	—	—	649	10,000	—	—
36	458	—	—	42	597	—	—

771	10,458	—	—	691	10,597	—	—

735	10,000	—	—	649	10,000	—	—
36	462	—	—	43	601	—	—

771	10,462	—	—	692	10,601	—	—

108,832,560	$1,449,772,358	85,346,964	$1,095,195,256	91,868,271	$1,384,078,697	79,439,598	$1,117,113,671

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Notes to Financial Statements (continued)
December 31, 2007
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Equity Growth Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2007		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,512,984	$413,567,883	14,559,594	$221,709,317
Shares issued in connection with merger	1,043,471	18,020,778	—	—
Reinvestment of dividends and distributions	2,535,081	38,786,737	678,539	10,795,567
Shares converted from Class B(a)	188,148	3,201,160	390,923	5,808,685
Shares repurchased	(8,336,226)	(140,777,290)	(3,220,459)	(48,986,384)

	19,943,458	332,799,268	12,408,597	189,327,185

Class B Shares
Shares sold	1,456,599	23,688,753	1,195,184	17,557,274
Shares issued in connection with merger	455,756	7,601,980	—	—
Reinvestment of dividends and distributions	242,333	3,584,111	74,003	1,141,874
Shares converted to Class A(a)	(194,930)	(3,201,160)	404,115	(5,808,685)
Shares repurchased	(490,276)	(7,968,363)	(1,411,737)	(8,743,756)

	1,469,482	23,705,321	261,565	4,146,707

Class C Shares
Shares sold	12,467,337	201,349,031	7,728,398	113,663,530
Shares issued in connection with merger	482,920	8,021,274	—	—
Reinvestment of dividends and distributions	1,073,251	15,798,269	270,579	4,156,091
Shares repurchased	(2,868,895)	(46,429,839)	(1,356,252)	(19,809,447)

	11,154,613	178,738,735	6,642,725	98,010,174

Institutional Shares
Shares sold	3,471,275	59,304,228	1,176,302	18,017,009
Shares issued in connection with merger	18,194	317,855	—	—
Reinvestment of dividends and distributions	320,297	4,958,199	57,179	918,868
Shares repurchased	(572,034)	(9,794,545)	(731,514)	(10,905,025)

	3,237,732	54,785,737	501,967	8,030,852

Service Shares
Shares sold	424,153	7,108,832	177,838	2,756,508
Reinvestment of dividends and distributions	16,466	249,945	2,086	32,935
Shares repurchased	(105,175)	(1,766,674)	(22,450)	(349,486)

	335,444	5,592,103	157,474	2,439,957

Class R Shares(b)
Shares sold	586	10,000	—	—
Reinvestment of dividends and distributions	47	723	—	—

	633	10,723	—	—

Class IR Shares(b)
Shares sold	585	10,000	—	—
Reinvestment of dividends and distributions	48	727	—	—

	633	10,727	—	—

NET INCREASE	36,141,995	$595,642,614	19,972,328	$301,954,875

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations for Class R and Class IR Shares was November 30, 2007.
(c)	Commencement date of operations for Income Strategies and Satellite Strategies was March 30, 2007 for Class A, Class C and Institutional Shares.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Income Strategies Portfolio		Satellite Strategies Portfolio

For the Period Ended		For the Period Ended
December 31, 2007(c)		December 31, 2007(c)

Shares	Dollars	Shares	Dollars

740,818	$7,519,891	2,861,084	$29,794,598
—	—	—	—
10,220	100,924	46,995	471,644
—	—	—	—
(138,816)	(1,391,171)	(92,536)	(960,545)

612,222	6,229,644	2,815,543	29,305,697

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

306,967	3,104,007	1,320,125	13,731,879
—	—	—	—
5,879	57,939	20,389	203,769
(8,907)	(89,489)	(29,643)	(313,082)

303,939	3,072,457	1,310,871	13,622,566

1,190,865	11,927,310	2,329,621	23,615,034
—	—	—	—
37,990	377,087	54,626	550,647
(5,255)	(52,504)	(1,070,604)	(10,898,979)

1,223,600	12,251,893	1,313,643	13,266,702

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

1,003	10,000	952	10,000
15	150	25	253

1,018	10,150	977	10,253

1,003	10,000	951	10,000
16	154	26	257

1,019	10,154	977	10,257

2,141,798	$21,574,298	5,442,011	$56,215,475

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$11.21	$0.33	$0.20	$0.53	$(0.34)	$(0.32)	$(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

2006 - A	10.89	0.29	0.89	1.18	(0.34)	(0.52)	(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

2005 - A	10.79	0.28	0.32	0.60	(0.22)	(0.28)	(0.50)
2005 - B	10.78	0.17	0.36	0.53	(0.14)	(0.28)	(0.42)
2005 - C	10.80	0.19	0.33	0.52	(0.14)	(0.28)	(0.42)
2005 - Institutional	10.78	0.32	0.33	0.65	(0.26)	(0.28)	(0.54)
2005 - Service	10.80	0.23	0.37	0.60	(0.21)	(0.28)	(0.49)

2004 - A	10.00	0.25	0.77	1.02	(0.23)	—	(0.23)
2004 - B	10.00	0.16	0.77	0.93	(0.15)	—	(0.15)
2004 - C	10.01	0.17	0.77	0.94	(0.15)	—	(0.15)
2004 - Institutional	10.00	0.28	0.77	1.05	(0.27)	—	(0.27)
2004 - Service	10.01	0.23	0.77	1.00	(0.21)	—	(0.21)

2003 - A	8.83	0.23	1.18	1.41	0.24	—	(0.24)
2003 - B	8.83	0.16	1.18	1.34	(0.17)	—	(0.17)
2003 - C	8.84	0.16	1.18	1.34	(0.17)	—	(0.17)
2003 - Institutional	8.83	0.26	1.18	1.44	(0.27)	—	(0.27)
2003 - Service	8.84	0.22	1.18	1.40	(0.23)	—	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(b)	net assets(d)	net assets(b)	rate

$11.08	4.66%	$365,794	0.59%	2.91%	0.66%	2.84%	34%
11.08	3.96	41,072	1.34	2.05	1.41	1.98	34
11.08	3.92	159,007	1.34	2.18	1.41	2.11	34
11.09	5.15	130,286	0.19	3.20	0.26	3.13	34
11.10	4.61	5,973	0.70	2.44	0.77	2.37	34
11.07	(0.43)	10	0.84 (e)	1.00 (f)	0.85 (e)	0.99 (f)	34
11.07	(0.38)	10	0.34 (e)	0.96 (f)	0.35 (e)	0.95 (f)	34

11.21	11.09	225,576	0.59	2.60	0.68	2.51	89
11.21	10.16	33,894	1.34	1.70	1.43	1.61	89
11.21	10.22	92,178	1.34	1.86	1.43	1.77	89
11.22	11.50	91,738	0.19	2.77	0.28	2.68	89
11.23	10.87	3,514	0.69	2.54	0.78	2.45	89

10.89	5.63	108,661	0.59	2.50	0.77	2.32	90
10.89	4.93	31,648	1.34	1.60	1.53	1.41	90
10.90	4.87	42,448	1.34	1.69	1.52	1.51	90
10.89	6.12	118,291	0.19	2.83	0.33	2.69	90
10.91	5.59	1,798	0.69	2.14	0.88	1.95	90

10.79	10.28	53,944	0.58	2.42	0.99	2.01	52
10.78	9.36	28,265	1.33	1.61	1.74	1.20	52
10.80	9.48	25,835	1.33	1.64	1.74	1.23	52
10.78	10.60	47,030	0.18	2.75	0.59	2.34	52
10.80	10.15	2,106	0.68	2.27	1.09	1.86	52

10.00	16.13	33,379	0.60	2.52	1.03	2.09	41
10.00	15.26	23,620	1.35	1.72	1.78	1.29	41
10.01	15.28	17,540	1.35	1.76	1.78	1.33	41
10.00	16.57	30,676	0.20	2.84	0.63	2.41	41
10.01	15.98	1,724	0.70	2.38	1.13	1.95	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$12.95	$0.31	$0.34	$0.65	$(0.41)	$(0.31)	$(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)

2006 - A	12.18	0.26	1.42	1.68	(0.33)	(0.58)	(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

2005 - A	11.46	0.33	0.69	1.02	(0.24)	(0.06)	(0.30)
2005 - B	11.45	0.19	0.73	0.92	(0.15)	(0.06)	(0.21)
2005 - C	11.43	0.21	0.72	0.93	(0.16)	(0.06)	(0.22)
2005 - Institutional	11.49	0.42	0.64	1.06	(0.28)	(0.06)	(0.34)
2005 - Service	11.44	0.26	0.75	1.01	(0.23)	(0.06)	(0.29)

2004 - A	10.17	0.22	1.28	1.50	(0.21)	—	(0.21)
2004 - B	10.15	0.13	1.30	1.43	(0.13)	—	(0.13)
2004 - C	10.14	0.13	1.29	1.42	(0.13)	—	(0.13)
2004 - Institutional	10.19	0.26	1.29	1.55	(0.25)	—	(0.25)
2004 - Service	10.15	0.21	1.28	1.49	(0.20)	—	(0.20)

2003 - A	8.39	0.21	1.83	2.04	(0.26)	—	(0.26)
2003 - B	8.38	0.14	1.82	1.96	(0.19)	—	(0.19)
2003 - C	8.37	0.14	1.82	1.96	(0.19)	—	(0.19)
2003 - Institutional	8.40	0.27	1.81	2.08	(0.29)	—	(0.29)
2003 - Service	8.37	0.20	1.83	2.03	(0.25)	—	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(b)	net assets(d)	net assets(b)	rate

$12.88	5.12%	$2,088,839	0.59%	2.34%	0.61%	2.32%	36%
12.85	4.37	178,132	1.34	1.54	1.36	1.52	36
12.81	4.35	755,381	1.34	1.63	1.36	1.61	36
12.92	5.49	435,385	0.19	2.68	0.21	2.66	36
12.86	5.08	11,941	0.70	2.04	0.72	2.02	36
12.87	(0.79)	10	0.84 (e)	1.20 (f)	0.84 (e)	1.20 (f)	36
12.87	(0.74)	10	0.34 (e)	1.24 (f)	0.34 (e)	1.24 (f)	36

12.95	13.95	1,282,452	0.59	2.02	0.63	1.98	84
12.92	13.05	123,497	1.34	1.10	1.38	1.06	84
12.89	13.06	418,813	1.34	1.31	1.38	1.27	84
12.98	14.41	249,858	0.19	2.30	0.23	2.26	84
12.92	13.76	5,248	0.69	1.82	0.73	1.78	84

12.18	8.99	496,785	0.59	2.73	0.71	2.61	53
12.16	8.09	93,433	1.34	1.61	1.46	1.49	53
12.14	8.15	149,581	1.34	1.78	1.46	1.66	53
12.21	9.37	175,272	0.19	3.37	0.28	3.28	53
12.16	8.87	3,245	0.69	2.25	0.82	2.12	53

11.46	14.85	203,730	0.57	2.05	0.88	1.74	53
11.45	14.11	79,369	1.32	1.19	1.63	0.88	53
11.43	14.05	84,937	1.32	1.25	1.63	0.94	53
11.49	15.35	19,448	0.17	2.41	0.48	2.10	53
11.44	14.77	2,801	0.67	1.96	0.98	1.65	53

10.17	24.55	134,430	0.60	2.33	0.89	2.04	38
10.15	23.53	73,619	1.35	1.54	1.64	1.25	38
10.14	23.60	65,853	1.35	1.58	1.64	1.29	38
10.19	25.12	10,938	0.20	3.01	0.49	2.72	38
10.15	24.49	1,985	0.70	2.21	0.99	1.92	38

The accompanying notes are an integral part of these financial statements. 61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value at	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$14.57	$0.30	$0.35	$0.65	$(0.45)	$(0.42)	$(0.87)
2007 - B	14.58	0.18	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - R (commenced November 30, 2007)	15.41	0.21	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)
2007 - IR (commenced November 30, 2007)	15.41	0.22	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)

2006 - A	13.00	0.22	2.00	2.22	(0.26)	(0.39)	(0.65)
2006 - B	13.02	0.08	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	2.04	2.21	(0.24)	(0.39)	(0.63)

2005 - A	11.88	0.20	1.06	1.26	(0.14)	—	(0.14)
2005 - B	11.90	0.07	1.09	1.16	(0.04)	—	(0.04)
2005 - C	11.86	0.09	1.06	1.15	(0.07)	—	(0.07)
2005 - Institutional	11.88	0.23	1.08	1.31	(0.17)	—	(0.17)
2005 - Service	11.83	0.17	1.07	1.24	(0.12)	—	(0.12)

2004 - A	10.22	0.12	1.67	1.79	(0.13)	—	(0.13)
2004 - B	10.23	0.04	1.67	1.71	(0.04)	—	(0.04)
2004 - C	10.21	0.04	1.67	1.71	(0.06)	—	(0.06)
2004 - Institutional	10.21	0.19	1.65	1.84	(0.17)	—	(0.17)
2004 - Service	10.18	0.11	1.66	1.77	(0.12)	—	(0.12)

2003 - A	7.91	0.11	2.34	2.45	(0.14)	—	(0.14)
2003 - B	7.93	0.05	2.32	2.37	(0.07)	—	(0.07)
2003 - C	7.92	0.05	2.31	2.36	(0.07)	—	(0.07)
2003 - Institutional	7.91	0.17	2.30	2.47	(0.17)	—	(0.17)
2003 - Service	7.88	0.11	2.32	2.43	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets at	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(b)	net assets(d)	net assets(b)	rate

$14.35	4.58%	$1,756,012	0.60%	1.96%	0.62%	1.94%	36%
14.34	3.74	222,083	1.35	1.18	1.37	1.16	36
14.22	3.79	955,014	1.35	1.20	1.37	1.18	36
14.41	5.00	206,475	0.20	2.15	0.22	2.13	36
14.29	4.42	18,224	0.70	2.11	0.72	2.09	36
14.29	(1.19)	10	0.84 (e)	1.43 (f)	0.84 (e)	1.43 (f)	36
14.29	(1.14)	10	0.34 (e)	1.47 (f)	0.34 (e)	1.47 (f)	36

14.57	17.14	1,007,967	0.59	1.56	0.63	1.52	51
14.58	16.26	139,356	1.34	0.59	1.38	0.55	51
14.46	16.28	544,678	1.34	0.80	1.38	0.76	51
14.61	17.64	175,684	0.19	1.93	0.23	1.89	51
14.53	17.06	4,766	0.69	1.20	0.73	1.16	51

13.00	10.60	299,961	0.59	1.58	0.72	1.45	48
13.02	9.76	88,741	1.34	0.61	1.48	0.47	48
12.94	9.67	173,355	1.34	0.77	1.47	0.64	48
13.02	11.05	75,132	0.19	1.81	0.31	1.69	48
12.95	10.49	3,421	0.69	1.35	0.82	1.22	48

11.88	17.54	129,419	0.58	1.16	0.89	0.85	44
11.90	16.72	71,753	1.33	0.33	1.64	0.02	44
11.86	16.77	86,277	1.33	0.42	1.64	0.11	44
11.88	18.05	27,967	0.18	1.77	0.49	1.46	44
11.83	17.38	1,736	0.68	1.03	0.99	0.72	44

10.22	30.96	89,342	0.60	1.29	0.92	0.97	46
10.23	29.87	67,025	1.35	0.53	1.67	0.21	46
10.21	29.88	55,151	1.35	0.57	1.67	0.25	46
10.21	31.30	8,747	0.20	1.92	0.52	1.60	46
10.18	30.85	1,358	0.70	1.21	1.02	0.89	46

The accompanying notes are an integral part of these financial statements. 63

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	$16.04	$0.29	$0.48	$0.77	$(0.49)	$(0.69)	$(1.18)
2007 - B	15.55	0.14	0.48	0.62	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.54)	(0.28)	(0.55)	(0.69)	(1.24)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)

2006 - A	13.82	0.15	2.70	2.85	(0.25)	(0.38)	(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

2005 - A	12.30	0.06	1.48	1.54	(0.02)	—	(0.02)
2005 - B	12.01	(0.05)	1.46	1.41	—	—	—
2005 - C	11.99	(0.04)	1.45	1.41	—	—	—
2005 - Institutional	12.40	0.16	1.45	1.61	(0.07)	—	(0.07)
2005 - Service	12.24	0.05	1.47	1.52	(0.01)	—	(0.01)

2004 - A	10.36	0.05	1.91	1.96	(0.02)	—	(0.02)
2004 - B	10.18	(0.04)	1.87	1.83	—	—	—
2004 - C	10.17	(0.03)	1.85	1.82	—	—	—
2004 - Institutional	10.43	0.08	1.95	2.03	(0.06)	—	(0.06)
2004 - Service	10.32	0.04	1.89	1.93	(0.01)	—	(0.01)

2003 - A	7.72	0.04	2.66	2.70	(0.06)	—	(0.06)
2003 - B	7.59	(0.02)	2.61	2.59	—	—	—
2003 - C	7.59	(0.02)	2.60	2.58	— (g)	— (g)	—
2003 - Institutional	7.77	0.08	2.68	2.76	(0.10)	—	(0.10)
2003 - Service	7.68	0.03	2.65	2.68	(0.04)	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
(g)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(c)	(in 000s)	net assets(d)	net assets(b)	net assets(d)	net assets(b)	rate

$15.63	4.97%	$631,909	0.60%	1.70%	0.64%	1.66%	33%
15.10	4.16	59,979	1.35	0.86	1.39	0.82	33
15.03	4.23	341,389	1.35	0.94	1.39	0.90	33
15.81	5.41	76,432	0.20	2.66	0.24	2.62	33
15.50	4.88	8,039	0.70	1.68	0.74	1.64	33
15.57	(1.46)	10	0.84 (e)	1.59 (f)	0.85 (e)	1.58 (f)	33
15.57	(1.41)	10	0.34 (e)	1.64 (f)	0.35 (e)	1.63 (f)	33

16.04	20.64	328,625	0.59	1.01	0.68	0.92	35
15.55	19.71	38,904	1.34	(0.05)	1.43	(0.14)	35
15.48	19.68	178,989	1.34	0.24	1.43	0.15	35
16.20	21.05	25,864	0.19	1.29	0.28	1.20	35
15.92	20.50	2,917	0.69	1.71	0.78	1.62	35

13.82	12.55	111,758	0.59	0.50	0.82	0.27	32
13.42	11.74	30,069	1.34	(0.38)	1.58	(0.62)	32
13.40	11.76	65,904	1.34	(0.30)	1.57	(0.53)	32
13.94	12.96	15,256	0.19	1.21	0.40	1.00	32
13.75	12.44	354	0.69	0.39	0.91	0.17	32

12.30	18.91	70,961	0.58	0.43	0.99	0.02	36
12.01	17.98	27,582	1.33	(0.38)	1.74	(0.79)	36
11.99	17.90	44,582	1.33	(0.31)	1.74	(0.72)	36
12.40	19.46	4,247	0.18	0.74	0.59	0.33	36
12.24	18.73	165	0.68	0.37	1.09	(0.04)	36

10.36	35.02	52,088	0.60	0.50	1.03	0.07	36
10.18	34.12	24,879	1.35	(0.27)	1.78	(0.70)	36
10.17	34.05	30,706	1.35	(0.22)	1.78	(0.65)	36
10.43	35.51	4,881	0.20	0.88	0.63	0.45	36
10.32	34.97	130	0.70	0.30	1.13	(0.13)	36

The accompanying notes are an integral part of these financial statements. 65

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value at	Net			Total from	from net
	beginning	investment		Net realized	investment	investment
Year - Share Class	of period	income(a)(b)		and unrealized loss	operations	income

FOR THE PERIODS ENDED DECEMBER 31,

2007 - A (commenced March 30, 2007)	$10.00	$0.34	(e)	$(0.25)	$0.09	$(0.34)
2007 - C (commenced March 30, 2007)	10.00	0.31	(e)	(0.27)	0.04	(0.30)
2007 - Institutional (commenced March 30, 2007)	10.00	0.36	(e)	(0.24)	0.12	(0.37)
2007 - R (commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)
2007 - IR (commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.

(f)	Annualized.

(g)	The ratio is not annualized as the Portfolio’s income for the fiscal period ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratios assuming no
							Expense reductions

					Ratio of				Ratio of
		Net assets at	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$9.75	0.83%	$5,969	0.64	%(e)(f)	4.50	%(e)(f)	3.36	%(e)(f)	1.78	%(e)(f)	36%
9.74	0.24	2,960	1.39	(e)(f)	4.08	(e)(f)	4.11	(e)(f)	1.36	(e)(f)	36
9.75	1.20	11,934	0.24	(e)(f)	4.74	(e)(f)	2.96	(e)(f)	2.02	(e)(f)	36
9.75	(0.71)	10	0.82	(f)	1.13	(g)	1.18	(f)	0.77	(g)	36
9.75	(0.67)	10	0.32	(f)	1.17	(g)	0.68	(f)	0.81	(g)	36

The accompanying notes are an integral part of these financial statements. 67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income	gains	distributions

FOR THE PERIODS ENDED DECEMBER 31,

2007 - A (commenced March 30, 2007)	$10.00	$0.51	(e)	$0.03	$0.54	$(0.31)	$(0.05)	$(0.36)
2007 - C (commenced March 30, 2007)	10.00	0.46	(e)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (commenced March 30, 2007)	10.00	0.38	(e)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - R (commenced November 30, 2007)	10.51	0.15		(0.22)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - IR (commenced November 30, 2007)	10.51	0.16		(0.23)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude expenses of the Underlying Funds in which the Portfolio invests.

(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.

(f)	Annualized.

(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$10.18	5.48%	$28,671	0.65	%(e)(f)	6.53	%(e)(f)	2.26	%(e)(f)	4.92	%(e)(f)	52%
10.15	4.80	13,312	1.40	(e)(f)	5.92	(e)(f)	3.01	(e)(f)	4.31	(e)(f)	52
10.17	5.57	13,356	0.25	(e)(f)	4.93	(e)(f)	1.86	(e)(f)	3.32	(e)(f)	52
10.17	(0.65)	10	0.82	(f)	1.46	(g)	0.95	(f)	1.33	(g)	52
10.17	(0.61)	10	0.32	(f)	1.51	(g)	0.45	(f)	1.38	(g)	52

The accompanying notes are an integral part of these financial statements. 69

Report of Independent Registered Public
Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Asset Allocation Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively the “Goldman Sachs Asset Allocation Portfolios”), portfolios of the Goldman Sachs Trust, at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Goldman Sachs Asset Allocation Portfolios ’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent of the Underlying Funds and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Income Strategies Portfolio and the Goldman Sachs Satellite Strategies Portfolio, the financial statements of the Goldman Sachs Asset Allocation Portfolios as of December 31, 2006 and for the period then ended and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2008

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2007
          As a shareholder of Class A, Class B, Class C, Institutional, Service, Class R or Class IR Shares of the Portfolios you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.
          Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Equity Growth Strategy Portfolio

				Expenses				Expenses		Ending		Expenses		Ending		Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Account		Paid for the	Beginning	Account		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Value		6 months ended	Account Value	Value		6 months ended
Share Class	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*

Class A
Actual	$1,000.00	$1,004.60		$2.99	$1,000.00	$997.30		$2.98	$1,000.00	$979.90		$2.95	$1,000.00	$972.10		$2.94
Hypothetical (5% return)	1,000.00	1,022.22	+	3.02	1,000.00	1,022.22	+	3.02	1,000.00	1,022.22	+	3.01	1,000.00	1,022.22	+	3.01

Class B
Actual	1,000.00	1,001.70		6.77	1,000.00	993.70		6.74	1,000.00	975.80		6.68	1,000.00	968.10		6.65
Hypothetical (5% return)	1,000.00	1,018.44	+	6.83	1,000.00	1,018.44	+	6.83	1,000.00	1,018.44	+	6.82	1,000.00	1,018.44	+	6.82

Class C
Actual	1,000.00	1,001.80		6.77	1,000.00	993.10		6.74	1,000.00	975.80		6.68	1,000.00	968.40		6.66
Hypothetical (5% return)	1,000.00	1,018.44	+	6.83	1,000.00	1,018.44	+	6.83	1,000.00	1,018.44	+	6.82	1,000.00	1,018.44	+	6.82

Institutional
Actual	1,000.00	1,007.50		0.97	1,000.00	999.20		0.97	1,000.00	982.10		0.96	1,000.00	974.10		0.96
Hypothetical (5% return)	1,000.00	1,024.24	+	0.98	1,000.00	1,024.24	+	0.98	1,000.00	1,024.24	+	0.98	1,000.00	1,024.24	+	0.98

Service
Actual	1,000.00	1,003.90		3.52	1,000.00	997.40		3.51	1,000.00	979.50		3.49	1,000.00	971.90		3.48
Hypothetical (5% return)	1,000.00	1,021.69	+	3.55	1,000.00	1,021.69	+	3.55	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.56

Class R#
Actual	1,000.00	995.70		0.67	1,000.00	992.10		0.66	1,000.00	988.10		0.68	1,000.00	985.40		0.67
Hypothetical (5% return)	1,000.00	1,003.71	+	0.68	1,000.00	1,003.72	+	0.67	1,000.00	1,003.70	+	0.68	1,000.00	1,003.71	+	0.68

Class IR#
Actual	1,000.00	996.20		0.31	1,000.00	992.60		0.30	1,000.00	988.60		0.28	1,000.00	985.90		0.31
Hypothetical (5% return)	1,000.00	1,004.07	+	0.31	1,000.00	1,004.09	+	0.30	1,000.00	1,004.10	+	0.29	1,000.00	1,004.07	+	0.31

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

	Income Strategies Portfolio				Satellite Strategies Portfolio

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/07	12/31/07		12/31/07*	7/1/07	12/31/07		12/31/07*

Class A
Actual	$1,000.00	$996.10		$2.89	$1,000.00	$1,030.60		$2.94
Hypothetical (5% return)	1,000.00	1,022.31	+	2.93	1,000.00	1,022.31	+	2.93

Class C
Actual	1,000.00	992.50		6.65	1,000.00	1,025.00		6.76
Hypothetical (5% return)	1,000.00	1,018.53	+	6.74	1,000.00	1,018.53	+	6.74

Institutional
Actual	1,000.00	999.10		0.88	1,000.00	1,030.10		0.88
Hypothetical (5% return)	1,000.00	1,024.33	+	0.89	1,000.00	1,024.34	+	0.88

Class R#
Actual	1,000.00	992.90		0.68	1,000.00	993.50		0.66
Hypothetical (5% return)	1,000.00	1,003.70	+	0.68	1,000.00	1,000.58	+	0.66

Class IR#
Actual	1,000.00	993.30		0.26	1,000.00	993.90		0.25
Hypothetical (5% return)	1,000.00	1,004.13	+	0.26	1,000.00	1,002.94	+	0.25

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class R	Class IR

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.70%	0.77%	0.35%
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.70	0.76	0.34
Growth Strategy	0.60	1.35	1.35	0.19	0.70	0.78	0.33
Equity Growth Strategy	0.60	1.35	1.35	0.20	0.70	0.81	0.35
Income Strategies	0.65	N/A	1.38	0.24	N/A	0.78	0.29
Satellite Strategies	0.60	N/A	1.33	0.23	N/A	0.75	0.29

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
#	Class R and Class IR commenced operations on November 30, 2007.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 65	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	101	None

John P. Coblentz, Jr. Age: 66	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee — Goldman Sachs Mutual Fund Complex.	101	None

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	101	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	101	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2007, the Trust consisted of 89 portfolios (of which 80 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS
Voting Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on August 3, 2007 (the “Meeting”) for the purpose of electing eight trustees of the Trust.
At the Meeting, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Patrick T. Harker, Jessica Palmer, Alan A. Shuch, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. The Funds have accrued and paid their pro-rata share of the expenses associated with this shareholder proxy meeting. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	33,710,084,386	0	700,102,557	0

John P. Coblentz, Jr.	33,711,781,505	0	698,405,438	0

Diana M. Daniels	33,845,914,104	0	564,272,839	0

Patrick T. Harker	33,711,725,619	0	698,461,325	0

Jessica Palmer	33,846,634,466	0	563,552,477	0

Alan A. Shuch	33,850,365,750	0	559,821,193	0

Richard P. Strubel	33,704,705,418	0	705,481,525	0

Kaysie P. Uniacke	33,849,216,713	0	560,970,230	0

Goldman Sachs Asset Allocation Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2007, 7.26%, 9.66%, 14.11%, 15.38%, 19.39%, and 0.03% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, designate $18,657,040, $78,919,596, $88,585,875, and $45,240,707, respectively, as capital gain dividends paid during the year ended December 31, 2007. Of the amounts designated by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Equity Growth Strategy Portfolios, $18,654,725, $78,919,596, $88,585,875, and $45,206,577, respectively, are taxed at a maximum rate of 15% while the balance are taxed at a maximum rate of 25%.

For the year ended December 31, 2007, 24.44%, 33.71%, 46.87%, 52.50%, 28.90%, and 11.67% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, and Satellite Strategies Portfolios, designate $294,141, $1,573,654, $146,250, $768,925, and $269,537, respectively, as short-term capital gain dividends.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007  — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International
Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed
Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-5018.MF	AAAR/02-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2007	2006	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,995,700	$1,071,400	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$0	$733,788	Financial statement audits

Audit-Related Fees:

• PwC	$249,000	$195,000	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$511,900	$281,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$0	$107,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2007	2006	Description of Services Rendered
Audit Fees:

• E&Y	$0	$94,130	Audit fees borne by the Funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$0	$10,000	Audit related time borne by the Funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$199,500	$125,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

• E&Y	$0	$18,000	Review of fund merger documents.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2007 and December 31, 2006 were approximately $760,900 and $476,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2007 and December 31, 2006 were approximately $0 and $107,400 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2007 and December 31, 2006 were approximately $0 and $55.9  million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 7, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 7, 2008